Subordinated loans	6 Months Ended
Jun. 30, 2025
Subordinated liabilities [abstract]
Subordinated loans
10 Subordinated loans

Changes in subordinated loans
in EUR million	30 June 2025	31 December 2024
Opening balance as at 1 January	17,878	15,401
Additions	1,232	4,603
Redemptions / Disposals	-1,818	-2,931
Amortisation	11	28
Other	-7	24
Changes in unrealised revaluations	270	188
Foreign exchange movement	-1,000	565
Closing balance	16,566	17,878
Subordinated loans are bonds issued by ING Groep N.V. and its subsidiaries to raise Tier 1 and Tier 2 (CRR- eligible) capital. Under IFRS these securities are classified as liabilities, and for regulatory purposes they are considered as capital.
In 2025 ING Groep N.V. issued EUR 1.25 billion 4.13% Fixed Rate Subordinated Green Tier 2 Notes in May.

In 2025 ING Groep N.V. redeemed EUR 750 million 2.00% Fixed Subordinated Tier 2 notes in March and USD 1.25 billion 6.50% Perpetual AT1 Contingent Convertible Capital Securities in April.